UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2016, the Board of Directors of Amedisys, Inc. (the “Company”) appointed Gary Willis as the Company’s Chief Financial Officer, effective as of January 3, 2017. Mr. Willis, 51, previously served as the Executive Vice President and Chief Financial Officer of Capella Healthcare, a healthcare services company, from September 2015 through the date of its merger with RegionalCare Hospital Partners in May 2016. Prior to Capella, Mr. Willis served as the Chief Financial Officer of Martin Ventures, a healthcare venture capital firm, from March 2014 through September 2015. Prior to Martin Ventures, Mr. Willis served as the Senior Vice President and Chief Accounting Officer of Vanguard Health Systems, a healthcare services company, from 2008 through March 2014.

Mr. Willis will participate in the Amedisys Holding, L.L.C. Severance Plan for Key Executives dated April 30, 2015, as amended. Mr. Willis does not have a family relationship with any of the current officers or directors of the Company. There is no currently proposed transaction, and since the beginning of fiscal year 2015 there has not been any transaction, involving the Company and Mr. Willis which was a related person transaction within the meaning of Item 404(a) of Regulation S-K.

Ronald A. LaBorde, the Vice Chairman and Chief Financial Officer of the Company, will continue to serve as the Company’s Chief Financial Officer through January 2, 2017 and will serve as Vice Chairman until April 2, 2017.

On December 16, 2016, the Company and Daniel P. McCoy, the Company’s Chief Operating Officer, mutually agreed that Mr. McCoy will be leaving the Company effective as of January 3, 2017 in connection with the previously announced appointment of Christopher Gerard as the Company’s Chief Operating Officer. Mr. McCoy’s departure from the Company will constitute a resignation with good reason.

Item 7.01.	Regulation FD Disclosure.

On December 20, 2016, the Company issued a press release announcing the appointment of Mr. Willis as the Company’s Chief Financial Officer, effective January 3, 2017, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 20, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
President and Chief Executive Officer

DATE: December 20, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 20, 2016